PRESS RELEASE

SOURCE: OMNI NUTRACEUTICALS, INC.

OMNI NUTRACEUTICALS ANNOUNCES SUCCESSFUL COMPLETION OF EQUITY FINANCING

LOS ANGELES, Oct. 31 /PRNewswire/ -- Omni Nutraceuticals, Inc. (Nasdaq: ZONE -
NEWS) today announced that it had completed a $3 million private equity financing. The proceeds will be used entirely for working capital purposes. The terms were not disclosed.

Klee Irwin, Omni's CEO commented, "After a great deal of due diligence by both parties, we are quite satisfied to have closed this equity financing, which will give us additional working capital to continue with our rebuilding effort and the execution of our business plan. With this new financing, relaxed credit restrictions and continuing cost reduction efforts, support for our portfolio of popular brands should improve significantly."

Omni Nutraceuticals is a leading formulator and supplier of natural consumer health products such as Diet System Six(R), Nature's Secret(R), Harmony Formulas(R), Dr. Linus Pauling Vitamins(R), Inholtra(R) and 151 Bar(R). The Company's products are sold over the Internet and in health food stores, chain drug stores, supermarkets, club and convenience stores worldwide.

Some information herein may be forward-looking and reflect management's view of future events that involve risk or uncertainty. Some factors that could cause actual results to differ materially include: economic conditions and developments within the industry; competition and pricing pressures; length of the sales cycle; and management continuity.

CONTACT: John Liviakis of Liviakis Financial Communications, Inc., 415-389-4670, or fax, 415-389-4694, or moreinfo@lfcnet.com for Omni Nutraceuticals, Inc.

Omni's corporate web site is at www.omninutra.com and Omni's primary e-commerce web site is at www.healthshop.com.

SOURCE: OMNI NUTRACEUTICALS, INC.


                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT dated as of October __, 2000, between Omni Nutraceuticals, a Utah corporation with principal executive offices located at 5310 Beethoven Street, Los Angeles, California 90066 (the "Company"), and the persons signatory hereto (collectively, the "Buyers" and individually, "Buyer").

                              W I T N E S S E T H:

     WHEREAS, Buyers desires to purchase from the Company, and the Company desires to issue and sell to the Buyers, upon the terms and subject to the conditions of this Agreement, (i) 3,000 shares of Series A Convertible Preferred Stock, $0.01 par value (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Articles of Amendment of the

Articles of Incorporation of the Company designating the rights, preferences, privileges and restrictions of Series A Preferred Stock attached hereto as ANNEX I (the "Certificate of Designations"), and (ii) warrants to purchase an aggregate of 600,000 shares (the "Warrants") of the Company's common stock $0.01 par value (the "Common Stock");

     WHEREAS, upon the terms and subject to the conditions set forth in the Certificate of Designations, the Preferred Stock is convertible into shares of Common Stock; and

     WHEREAS, the Warrants, upon the terms and subject to the conditions in the Warrants, will for a period of five (5) years be exercisable to purchase 600,000 shares of Common Stock.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     I. PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS

     A. TRANSACTION. Each Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to each Buyer, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of Preferred Stock and Warrants set forth on the signature page hereof. The purchase and sale of the Preferred Stock and Warrants shall be made pursuant to the provisions of this Agreement, which is one of several substantially identical counterparts executed by the Buyers in connection with the offering ("Offering") by the Company of the Preferred Stock and Warrants for an aggregate purchase price of $3,000,000 and which together shall govern the purchase and sale of the shares of Preferred Stock and Warrants. As used herein, the term "Agreement" shall mean this Agreement and all Exhibits, Annexes, Schedules and amendments thereto together with all the other Agreements executed by the Buyers in the Offering.

     B. PURCHASE PRICE; FORM OF PAYMENT. The purchase price for the Preferred Stock and Warrants to be purchased by each Buyer hereunder shall be equal to one thousand dollars ($1,000) times the number of shares of Preferred Stock purchased (the "Purchase Price"). Each Buyer shall pay the Purchase Price on the date hereof by wire transfer of immediately available funds to the escrow agent (the "Escrow Agent") identified in those certain Escrow Instructions of even date herewith, a copy of which is attached hereto as ANNEX III (the "Escrow Instructions").

     Simultaneously against receipt by the Escrow Agent of the Purchase Price, the Company shall deliver one or more duly authorized, issued and executed certificates (I/N/O Buyer) evidencing the Securities, to the Escrow Agent or its designated depository. By executing and delivering this Agreement, Buyer and the Company each hereby agrees to observe the terms and conditions of the Escrow Instructions, all of which are incorporated herein by reference as if fully set forth herein.

     C. METHOD OF PAYMENT. Payment into escrow of the Purchase Price shall be made by wire transfer of immediately available funds to:

         Transfer Online Escrow 1
         227 S W Pine, Suite 300
         Portland, Oregon 97204
         Key Bank of Oregon
         ABA #123002011
         Account #370591005548
         For the account of Omni Nutraceuticals, Inc.

Simultaneously with the execution of this Agreement, the Buyer shall deposit with the Escrow Agent the Purchase Price and the Company shall deposit with the Escrow Agent the Securities.

     II. BUYERS' REPRESENTATIONS, WARRANTIES; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     Each Buyer represents and warrants to and covenants and agrees with the Company as follows:

     A. Buyer is purchasing the Preferred Stock, the Warrants, the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the shares of Common Stock issuable upon conversion of the Preferred Stock, including payment of the Additional Amounts, as defined in the Certificate of Designations (the "Conversion Shares" and, collectively with the Preferred Stock, the Warrants and the Warrant Shares, the "Securities") for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

     B. Buyer (i) is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) is experienced in making investments of the kind contemplated by this Agreement, (iii) is capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, (iv) acknowledges that and an investment in the Securities involves a high degree of risk, and (v) is able to afford the loss of its entire investment in the Securities.

     C. Buyer understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws; the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act, and that the Company is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Securities;

     D. Buyer has been furnished with or provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by Buyer to enable it to make an informed investment decision with respect to the Securities.

     E. Buyer acknowledges that it has been furnished with, or had access to through the EDGAR system of the Securities and Exchange Commission (the "SEC"), copies of the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999 and all other reports and documents heretofore filed by the Company with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1999 (collectively the "SEC Filings").

     F. Buyer acknowledges that in making its decision to purchase the Securities it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the business, financial position and results of operations of the Company, as well as the terms and conditions of the private placement of the Securities by the Company.

     G. Buyer understands that the Securities have not been approved or disapproved by the SEC or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Securities and have not confirmed or determined the adequacy or accuracy of any such documents or instruments.

     H. This Agreement has been duly and validly authorized, executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

     I. Neither Buyer nor its affiliates, nor any person acting on its or their behalf, has the intention of entering, or will enter into, or has entered within the past 60 days, directly or indirectly, any put option, short position or other similar instrument or position with respect to the Common Stock and neither Buyer nor any of its affiliates, nor any person acting on its or their behalf, will use at any time shares of Common Stock acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement; provided, however, that the Buyer may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Conversion Shares commencing on the day it delivers a Conversion Notice with respect to such Conversion Shares, so long as such arrangements do not involve more than the number of such Conversion Shares (determined as of the date of such Conversion Notice). Neither Buyer nor any of its affiliates will engage in any action which will have the effect of rendering unavailable the exemption from the registration requirements of the Securities Act and all applicable state securities laws relied upon by the Company in issuing the Securities. Each Buyer hereby agrees to comply with all applicable requirements of federal and state securities laws in connection with any proposed offer, sale or other disposition of its Securities and to execute and deliver to the Company all such documents and other instruments as the Company may reasonably require in order to comply with all applicable federal and state securities laws and the regulations of any stock exchange or quotation system on which the Common Stock may be listed for trading.

     III. COMPANY'S REPRESENTATIONS

     The Company represents and warrants to Buyer that except as disclosed on
Schedule III hereto:

     A. CAPITALIZATION. 1. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 32,767,507 shares are outstanding on the date hereof and no shares of preferred stock, par value $0.01, none of which are outstanding on the date hereof. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Exhibit III.A sets forth the number of outstanding stock options and warrants to purchase shares of Common Stock. The Conversion Shares and Warrant Shares have been duly and validly authorized and reserved for issuance by the Company, and when issued by the Company upon conversion of the Preferred Shares (including payment of the Additional Amount), or on exercise of the Warrants in accordance with their terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive, subscription, "call" or other similar rights to acquire the Common Stock (including the Conversion Shares and Warrant Shares) that have been issued or granted to any person.

     2. The Company does not have any subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, unincorporated business organization, association, trust or other business entity.

     B. ORGANIZATION; REPORTING COMPANY STATUS.

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").

     2. The Company has registered the Common Stock pursuant to Section 12 of the Exchange Act and has timely filed with the SEC all reports and information required to be filed by it pursuant to all reporting obligations under Section 13(a) or 15(d), as applicable, of the Exchange Act for the 12-month period immediately preceding the date hereof. The Common Stock is currently listed and traded on the NASDAQ National Market ("NASDAQ") and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

     C. AUTHORIZED SHARES. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Preferred Stock (assuming for purposes of this Section III.C. a Conversion Price (as defined in the Certificate of Designations) of $0.75) and the exercise of the Warrants, without regard to the anti-dilution provisions of the Preferred Stock and Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company, notwithstanding the commencement of any case under 11 U.S.C. Section 101 ET SEQ. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Preferred Stock and the exercise of the Warrants. The Company agrees, without cost or expense to the Buyer, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C.
Section 362.

     D. AUTHORITY; VALIDITY AND ENFORCEABILITY. The Company has the requisite corporate power and authority to enter into this Agreement, the Certificate of Designations, the Registration Rights Agreement of even date herewith between the Company and Buyer, a copy of which is annexed hereto as Annex IV (the "Registration Rights Agreement") and the Warrants and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Buyer of the Securities). The execution, delivery and performance by the Company of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby (the issuance of the Preferred Stock, the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares), has been duly authorized by all necessary corporate action on the part of the Company and no further consent or authorization of the Company or its Board of Directors or stockholders is required, except to the extent stockholder approval is required under NASDAQ rules. Each of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement has been duly validly executed and delivered by the Company and each instrument constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general equitable principles. The Securities have been duly and validly authorized for issuance by the Company against receipt of the consideration therefor, and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general equitable principles.

     E. NON-CONTRAVENTION. The execution and delivery by the Company of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under (i) Articles of Incorporation or by-laws of the Company, (ii) except for such conflict, breach or default which would not have a Material Adverse Effect, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which their respective properties or assets are bound, or (iii) any law, rule, regulation, decree, judgment or order of any court or public or governmental authority having jurisdiction over the Company or any of the Company's properties or assets, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing, except for such conflict, breach or default which would not have a Material Adverse Affect.

     F. APPROVALS. Except for the issuance of a Notice of Issuance to NASDAQ and the filing of the Certificate of Designations with the Division of Corporations and Commercial Code of the State of Utah, no authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Preferred Stock and the Warrants (and the Conversion Shares and Warrant Shares) to Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained by the Company prior to the date hereof.

     G. SEC FILINGS. None of the SEC Filings contained at the time they were filed any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has not provided to Buyer any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

     H. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC Filings or the Financial Statements (as defined in Section III.L. hereto), since the Balance Sheet Date (as defined in Section III.L.), there has not occurred any change, event or development in the business, financial condition, prospects or results of operations of the Company, and there has not existed any condition having or reasonably likely to have, a Material Adverse Effect.

     I. FULL DISCLOSURE. There is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the SEC Filings or otherwise in writing to the Buyer that (i) reasonably would be expected to have a Material Adverse Effect or (ii) reasonably would be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement, the Certificate of Designations, the Warrants or the Registration Rights Agreement.

     J. ABSENCE OF LITIGATION. Except as set forth in the SEC Filings or
Schedule III.J, there is no action, suit, claim, proceeding, inquiry or investigation pending or, to the Company's knowledge, threatened, by or before any court or public or governmental authority which, if determined adversely to the Company, would have a Material Adverse Effect.

     K. ABSENCE OF EVENTS OF DEFAULT. No "Event of Default" (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing, which could have a Material Adverse Effect.

     L. FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES. The Company has delivered or made available to Buyer true and complete copies of its audited balance sheet as at December 31, 1999 and the related audited statements of operations and cash flows for the fiscal year ended December 31, 1999 including the related notes and schedules thereto as well as the same unaudited financial statements as of and for the six month period ended June 30, 2000 (collectively, the "Financial Statements"), and all management letters, if any, from the Company's independent auditors relating to the dates and periods covered by the Financial Statements. Each of the Financial Statements has been prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") (subject, in the case of the interim Financial Statements, to normal year end adjustments and the absence of footnotes) and in conformity with the practices consistently applied by the Company without modification of the accounting principles used in the preparation thereof, and fairly presents the financial position, results of operations and cash flows of the Company as at the dates and for the periods indicated. For purposes hereof, the audited balance sheet of the Company as at December 31, 1999 is hereinafter referred to as the "Balance Sheet" and December 31, 1999 is hereinafter referred to as the "Balance Sheet Date". The Company has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the Balance Sheet or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto or was not incurred in the ordinary course of business consistent with the Company's past practices since the Balance Sheet Date or was not previously disclosed to Astor Capital, Inc. as agent for Buyers or Buyer or disclosed in an SEC Filing.

     M. COMPLIANCE WITH LAWS; PERMITS. The Company is in compliance with all laws, rules, regulations, codes, ordinances and statutes (collectively "Laws") applicable to it or to the conduct of its business, except for such non-compliance which would not have a Material Adverse Effect. The Company possesses all permits, approvals, authorizations, licenses, certificates and consents from all public and governmental authorities which are necessary to conduct its business, except for those the absence of which would not have a Material Adverse Effect.

     N. RELATED PARTY TRANSACTIONS. Neither the Company nor any of its officers, directors or "Affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company. Neither the Company nor any of its officers, directors or Affiliates (i) owns any direct or indirect interest constituting more than a one percent equity (or similar profit participation) interest in, or controls or is a director, officer, partner, member or employee of, or consultant to or lender to or borrower from, or has the right to participate in the profits of, any person or entity which is (x) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company, (y) engaged in a business related to the business of the Company , or (z) a participant in any transaction to which the Company is a party (other than in the ordinary course of the Company's business) or (ii) is a party to any contract, agreement, commitment or other arrangement with the Company.

     O. INSURANCE. The Company maintains property and casualty, general liability and workers' compensation, insurance with financially sound and reputable insurers that is adequate in light of the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

     P. SECURITIES LAW MATTERS. Based, in part, upon the accuracy and completeness of the representations, covenants and warranties of Buyer set forth in Section II hereof, the offer and sale by the Company of the Securities is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the SEC thereunder and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws. Other than pursuant to an effective registration statement under the Securities Act, the Company has not issued, offered or sold Preferred Stock or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for Preferred Stock or Common Stock or any such other securities) within the six-month period next preceding the date hereof, except as previously publicly disclosed or disclosed in writing to Buyer or in a SEC Filing, and the Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of Preferred Stock or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Buyer of the Preferred Stock (and the Conversion Shares) as contemplated by this Agreement. No form of general solicitation or advertising has been used or authorized by the Company or any of its officers, directors or Affiliates in connection with the offer or sale of the Preferred Stock (and the Conversion Shares) as contemplated by this Agreement or any other agreement to which the Company is a party.

     Q. ENVIRONMENTAL MATTERS. 1. The operations of the Company are in material compliance with all applicable Environmental Laws and all permits issued pursuant to Environmental Laws or otherwise;

     2. to its knowledge, the Company has obtained or applied for all material permits required under all applicable Environmental Laws necessary to operate its business;

     3. to its knowledge, the Company is not the subject of any outstanding written order of and the Company is not a party to any agreement with, any governmental authority or person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or threatened Release of Hazardous Materials;

     4. the Company has not received, since the October 14, 1999, any written communication alleging that it may be in violation of any Environmental Law or any permit issued pursuant to any Environmental Law, or may have any liability under any Environmental Law;

     5. to its knowledge, the Company does not have any current contingent liability in connection with any Release of any Hazardous Materials into the indoor or outdoor environment (whether on-site or off-site);

     6. to the Company's knowledge, there are no investigations of the business, operations, or currently or previously owned, operated or leased property of the Company pending or threatened which could lead to the imposition of any liability pursuant to any Environmental Law;

     7. to its knowledge, there is not located at any of the properties of the Company any (A) underground storage tanks, (B) asbestos-containing material or
(C) equipment containing polychlorinated biphenyls; and,

     8. the Company has provided to Buyer all environmentally related audits, studies, reports, analyses, and results of investigations that have been performed with respect to the currently or previously owned, leased or operated properties of the Company.

     For purposes of this Section III.Q.:

"ENVIRONMENTAL LAW" means any federal, state or local statute, regulation, ordinance, or rule of common law as now or hereafter in effect in any way relating to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. App. Section 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 ET SEQ.), the Clean Water Act (33 U.S.C. Section 1251 ET SEQ.), the Clean Air Act (42 U.S.C. Section 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. Section 2601 ET SEQ.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 ET SEQ.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 ET SEQ.), and the regulations promulgated pursuant thereto.

     "HAZARDOUS MATERIAL" means any substance, material or waste which is regulated by the United States or any state or local governmental authority including, without limitation, petroleum and its by-products, asbestos, and any material or substance which is defined as a "hazardous waste," "hazardous substance," "hazardous material," "restricted hazardous waste," "industrial waste," "solid waste," "contaminant," "pollutant," "toxic waste" or toxic substance" under any provision of any Environmental Law;

     "RELEASE" means any release, spill, filtration, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property, in each case in violation of any Environmental law.

     "REMEDIAL ACTION" means all actions to (x) clean up, remove, treat or in any other way address any Hazardous Material; (y) prevent the Release of any Hazardous Material in violation of any Environmental law so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (z) perform pre-remedial studies and investigations or post-remedial monitoring and care.

     R. LABOR MATTERS. The Company is not party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company. No employees of the Company are represented by any labor organization and none of such employees has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There is no organizing activity involving the Company or pending or to the Company's knowledge, threatened by any labor organization or group of employees of the Company. There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company. There are no unfair labor practice charges, grievances or complaints pending or, to the knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company.

     S. ERISA MATTERS. The Company and its ERISA Affiliates are in compliance in all material respects with all provisions of ERISA applicable to it. Neither the Company nor any ERISA Affiliate maintains, contributes, maintained or contributed to a plan subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code.

     For purposes of this Section III.S.:

     "ERISA" means the Employee Retirement Income Security Act of 1974, or any successor statute, together with the final regulations promulgated thereunder, as the same may be amended from time to time.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

     T. TAX MATTERS. 1. The Company has filed all Tax Returns which it is required to file under applicable Laws, except for such Tax Returns in respect of which the failure to so file does not and could not have a Material Adverse Effect; all such Tax Returns are true and accurate in all material respects and have been prepared in compliance with all applicable Laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     2. No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. To the Company's knowledge, there are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. To the Company's knowledge, there are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to Section 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to Section 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code.

     3. The Company has not made an election under Section 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. Section 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under Section 28OG of the Internal Revenue Code.

     For purposes of this Section III.T.:

     "IRS" means the United States Internal Revenue Service.

     "TAX" or "TAXES" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

     "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     U. PROPERTY. The Company does not own any real property. Except as disclosed in the SEC Filings or the Financial Statements, the Company has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

     V. INTELLECTUAL PROPERTY. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, the Company is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. No claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

     W. INTERNAL CONTROLS AND PROCEDURES. The Company maintains accurate books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company is a party or by which its properties are bound are executed with management's authorization; (ii) the reported accountability of the Company's assets is compared with existing assets at regular intervals; (iii) access to the Company's assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

     X. PAYMENTS AND CONTRIBUTIONS. Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

     Y. NO MISREPRESENTATION. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Z. RIGHT OF FIRST REFUSAL. The Company has not granted any right of first refusal to any person with respect to the issuance of the Preferred Stock, Common Stock or securities convertible into Common Stock.

     IV.  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     A. RESTRICTIVE LEGEND. Buyer acknowledges and agrees that it will not offer, sell or otherwise dispose of any of its Securities in violation of federal and state securities laws, and upon issuance pursuant to this Agreement, the certificates or other evidence of the Securities (and any shares of Common Stock issued upon conversion of the Preferred Stock or upon exercise of the Warrants) shall have endorsed thereon a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Securities to the same effect):

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

     B. FILINGS. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Buyer as required by all applicable Laws, and shall provide a copy thereof to the Buyer promptly after such filing.

     C. REPORTING STATUS. So long as the Buyer beneficially owns any of the Securities, the Company shall use its best efforts to file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

     D. LISTING. So long as the Buyer beneficially owns any of the Securities, except to the extent the Company lists its Common Stock on The New York or American Stock Exchanges, the NASDAQ SmallCap Market or the OTC Bulletin Board, the Company shall use its best efforts to maintain its listing of the Common Stock on NASDAQ.

     E. RESERVED CONVERSION SHARES. Subject to Section 5.11 of the Certificate of Designations and Section 2(d) of the Registration Rights Agreement, the Company at all times from and after the date hereof shall have a sufficient number of shares of Common Stock duly and validly authorized and reserved for issuance to satisfy the conversion, in full, of the

Preferred Stock, including payment of the Additional Amount (assuming for purposes of this Section IV.E., a Conversion Price of $0.75), and upon the exercise of the Warrants. In the event the Market Price (as defined in the Registration Rights Agreement) for any five consecutive Trading Days (as defined in the Certificate of Designations) is $1.00 or less, the Company shall, within 10 days of the occurrence of such event, authorize and reserve for issuance such additional shares of Common Stock sufficient in number for the conversion, in full, of the Preferred Stock, assuming for purposes of this Section IV.E. a Conversion Price of $0.50 per share, subject to Section 5.11 of the Certificate of Designations.

     F. REGISTRATION RIGHTS AGREEMENT. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     G. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION. The Company will immediately notify the Buyer upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of the Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement to be supplied by amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to Buyer any such supplement or amendment to the related prospectus.

     H. CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to Buyer such shares of stock and/or securities as Buyer is entitled to receive pursuant to this Agreement.

     I. ISSUANCE OF PREFERRED SHARES AND WARRANT SHARES. The sale of the Preferred Stock and the issuance of the Warrant Shares pursuant to exercise of the Warrant and the Conversion Shares upon conversion of the Preferred Stock shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to Buyer as required by all applicable Laws, and shall provide a copy thereof to Buyer promptly after such filing; provided, however, that each Buyer agrees to furnish all such information as may reasonably be requested by the Company in order to effect all such filings.

     J. LIMITATION ON FUTURE FINANCING. The Company agrees that as long as the Buyers own Preferred Stock it will not sell or enter into any agreement to sell any of its securities or incur any indebtedness outside the ordinary course of business, until twelve months after the Closing, without the written consent of Astor Capital, Inc., as agent for the Buyers; provided, however, anything to the contrary appearing herein notwithstanding, neither this Section nor any other provision hereof shall be construed to restrict or prohibit the Company's right to restructure, amend or modify any financing facility existing on the date hereof.

     V.   TRANSFER AGENT INSTRUCTIONS.

     A. The Company undertakes and agrees that no instruction other than the instructions referred to in this Section V and customary stop transfer instructions prior to the registration and sale of the Common Stock pursuant to an effective Securities Act registration statement will be given to its transfer agent for the Common Stock and that the Common Stock issuable upon conversion of the Preferred Stock, including the payment of the Additional Amount, and upon exercise of the Warrants otherwise shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable Law, including, without limitation, the provisions of the Securities Act and state securities laws. Nothing contained in this Section V.A. shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock. If, at any time, Buyer provides the Company with an opinion of counsel reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company that registration of the resale by Buyer of such Common Stock is not required under the Securities Act and that the removal of restrictive legends is permitted under applicable law, the Company shall permit the transfer of such Common Stock and, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without any restrictive legends endorsed thereon.

     B. The Company shall permit Buyer to exercise its right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company shall transmit the certificates evidencing the shares of Common Stock issuable upon conversion of any Preferred Stock to Buyer via express courier, by electronic transfer or otherwise, within four business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

     C. The Company shall permit Buyer to exercise its right to purchase shares of Common Stock pursuant to exercise of the Warrants in accordance with its applicable terms of the Warrants. The last date that the Company may deliver shares of Common Stock issuable upon any exercise of Warrants is referred to herein as the "Warrant Delivery Date."

     D. The Company understands that a delay in the issuance of the shares of Common Stock issuable upon the conversion of the Preferred Stock (including the payment of the Additional Amount) or upon exercise of the Warrants beyond the applicable Delivery Date or Warrant Delivery Date could result in economic loss to Buyer. As compensation to Buyer for such loss (and not as a penalty), the Company agrees to pay to Buyer for late issuance of Common Stock issuable upon conversion of the Preferred Stock or exercise of the Warrants in accordance with the following schedule (where "No. Business Days" is defined as the number of business days beyond four (4) days from the Delivery Date or the Warrant Delivery Date, as applicable):

                                                                              Compensation For Each
                                                                              5 Shares of Preferred
                                                                               Stock Not Converted
                                                                           Timely or Shares of Common
                                                                          Stock Issuable Upon Exercise
                                                                              of Each 250 Warrants
         No. Business Days                                                      Not Issued Timely
         -----------------                                                      -----------------
                        1                                                         $ 100
                        2                                                         $ 200
                        3                                                         $ 300
                        4                                                         $ 400
                        5                                                         $ 500
                        6                                                         $ 600
                        7                                                         $ 700
                        8                                                         $ 800
                        9                                                         $ 900
                       10                                                         $1000
             more than 10                                                         $ 200 for each
                                                                                  Business Day Late
                                                                                  beyond 10 days

The Company shall pay to Buyer the compensation described above by the transfer of immediately available funds upon Buyer's demand. Nothing herein shall limit Buyer's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to Buyer (which actual damages shall be reduced by the amount of any compensation paid by the Company as described above in this
Section V.D.), and in addition to any other remedies which may be available to Buyer, in the event the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the relevant Delivery Date or the

Warrant Delivery Date, as applicable, Buyer shall be entitled to rescind the relevant Notice of Conversion or exercise of Warrants by delivering a notice to such effect to the Company whereupon the Company and Buyer shall each be restored to their respective original positions immediately prior to delivery of such Notice of Conversion on delivery. The Company may pay the compensation described above in additional shares of Common Stock based upon the Market Price (as defined in the Certificate of Designations) as determined on the date of payment.

     E. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions relating to the Securities. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, to require the transfer agent for the Common Stock from time to time upon transfer of Securities by Buyer to issue certificates evidencing such Registrable Securities free of legends and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or Buyer.


     VI.  DELIVERY INSTRUCTIONS.

     The Securities shall be delivered by the Company on a "delivery-against-payment basis" at the Closing.

     VII. CLOSING DATE.

     The date and time of the issuance and sale of the Preferred Shares (the "Closing Date") shall be the date hereof or such other as shall be mutually agreed upon in writing. The issuance and sale of the Securities shall occur on the Closing Date at the offices of the Escrow Agent.

     VIII. CONDITIONS TO THE COMPANY'S OBLIGATIONS.

     The Buyer understands that the Company's obligation to sell the Securities on the Closing Date to Buyer pursuant to this Agreement is conditioned upon:

     A. Delivery by Buyer of the Purchase Price; provided, however, that the Company shall have received not less that an aggregate of $3,000,000 in gross proceeds from the sale of the Preferred Stock and Warrants to the Buyers (the "Gross Proceeds") as contemplated by the Agreement.

     B. The accuracy in all material respects on the Closing Date of the representations and warranties of Buyers contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Buyers in all material respects on or before the Closing Date of all covenants and agreements of Buyers required to be performed by them pursuant to the Agreement on or before the Closing Date;

     C. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

     IX.  CONDITIONS TO BUYER'S OBLIGATIONS.

     The Company understands that Buyer's obligation to purchase the Securities on the Closing Date pursuant to this Agreement is conditioned upon:

     A. Delivery by the Company of one or more certificates (I/N/O Buyer) evidencing the Securities to be purchased by Buyer pursuant to this Agreement;

     B. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all material respects on or before the Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Closing Date;

     C. Buyer having received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to counsel for Astor Capital, Inc., as agent for the Buyer.

     D. There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the NASDAQ, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions, or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof.

     E. There not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably would have a Material Adverse Effect.

     F. The Company shall have authorized the Escrow Agent in the Release Notice annexed to the Escrow Instructions to pay out of the Gross Proceeds Buyers' out-of-pocket costs and expenses (not to exceed $30,000) incurred in connection with the transactions contemplated by the Preferred Stock and the Agreement (including the fees and disbursements of legal counsel).

     G. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

     H.   Delivery of Irrevocable Instructions to the Transfer Agent.

     I.   The Company shall have delivered to Buyers the written agreement of
(1) American Equities, addressed to the Company and the principal market maker for the Common Stock, not to sell any shares of Common Stock prior to September 25, 2001; (2) John Liviakis, addressed to the Company and the principal market maker for the Common Stock, not to sell any shares of Common Stock (other than shares purchased in the open-market) prior to September 25, 2001; (3) former officers and directors of the Company owning more than 1% of the outstanding Common Stock, addressed to the Company and the principal market maker for the Common Stock, not to sell shares of Common Stock prior to September 25, 2001.

     J. The Company shall have entered into an agreement with First Source Financial, reasonably satisfactory to Astor Capital, Inc., restructuring its outstanding indebtedness, which provides for no principal payments prior to June 15, 2001, extends the maturity date of the indebtedness until July 30, 2002 and confirms that none of the proceeds from the sale of the Preferred Stock will be used to pay down the indebtedness.

     K. The Company shall have received an irrevocable proxy from Klee Irwin granting Jacques Tizabi and Ali Moussavi of Astor Capital, Inc., or either of them acting in the absence of the other, a proxy to vote the shares of Common Stock beneficially owned by him at a meeting of the stockholders of the Company in favor of a proposal authorizing the issuance upon conversion of the Preferred Stock and exercise of the Warrants of more than 19.9% of the shares of Common Stock outstanding on the date upon which the Preferred Stock is first issued.

     X.   TERMINATION.

     A. TERMINATION BY MUTUAL WRITTEN CONSENT. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, for any reason and at any time prior to the Closing Date, by the mutual written consent of the Company and Buyer.

     B. TERMINATION BY THE COMPANY OR BUYER. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by action of the Company or Buyer if (i) the Closing shall not have occurred at or prior to 5:00 p.m., New York City time, on October 31, 2000; PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this Article X.B(i) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur at or before such time and date or (ii) any court or public or governmental authority shall have issued an order, ruling, judgment or writ, or there shall be in effect any Law, restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement.

     C. TERMINATION BY BUYER. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by Buyer at any time prior to the Closing Date, if (i) the Company shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement,
(ii) there shall have been a breach by the Company with respect to any representation or warranty made by it in this Agreement, or (iii) there shall have occurred any event or development, or there shall be in existence any condition, having or reasonably and foreseeably likely to have a Material Adverse Effect.

     D. TERMINATION BY THE COMPANY. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company at any time prior to the Closing Date, if (i) any Buyer shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or (ii) there shall have been a breach by any Buyer with respect to any representation or warranty made by it in this Agreement or (iii) there is a failure of any condition to the Company's obligations as set forth in Section VIII hereof.

     E. FEES AND EXPENSES OF TERMINATION. If this Agreement is terminated for any reason, the Company shall reimburse Astor Capital, Inc. as agent for the Buyers for their out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement in an amount not to exceed $20,000 in the aggregate (including, but not limited to, the fees and disbursements of Buyers' legal counsel.)


     XI.  SURVIVAL; INDEMNIFICATION.

     A. The representations, warranties and covenants made by each of the Company and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby until the second anniversary of the Closing Date. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement , irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

     B. The Company hereby agrees to indemnify and hold harmless the Buyer, its Affiliates and their respective officers, directors, partners and members (collectively, the "Buyer Indemnitees"), from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Buyer Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Buyer Indemnitees and to the extent arising out of or in connection with:

          1. any material misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          2. any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

     C. Buyer hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

          1. any material misrepresentation, omission of fact, or breach of any of Buyer's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by Buyer pursuant to this Agreement; or

          2. any failure by Buyer to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by Buyer pursuant to this Agreement.

     D. Promptly after receipt by either party hereto seeking indemnification pursuant to this Section XI (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section XI is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel (together with appropriate local counsel) and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably-determined by legal counsel to the Indemnified Party, (i) potentially differing interests between such parties in the conduct of the defense of such Claim, or (ii) if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party and which can not be presented by counsel to the Indemnifying Party, or
(z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x),
(y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same Jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment and does involve any continuing obligations.

     E. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration in San Francisco, California conducted in accordance with the commercial procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

     XII. GOVERNING LAW; MISCELLANEOUS.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law principles of such state. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. In any action or proceeding brought by a party arising out of, resulting from or relating to the transactions contemplated by this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding, including but not limited to, attorney's fees. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     XIII. NOTICES. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

         (1)      if to the Company, to:

                  Omni Nutraceuticals, Inc.
                  5310 Beethoven Street
                  Los Angeles, California 90066
                  Attention:  President

                  with a copy to:

                  Rosenthal and Smith, LLP
                  Encino Office Park II, Suite 330
                  6345 Balboa Boulevard
                  Encino, California  91316-1524
                  Attention Jerome B. Smith, Esq.

         (2) if to Buyer, to the address set forth on the signature page hereof.

                  with a copy to:

                  Snow Becker Krauss P.C.
                  605 Third Avenue
                  New York, New York 10158
                  Attention: Mark Orenstein, Esq.

The Company or Buyer may change the foregoing address by notice given pursuant to this Section XVIII.

     XIV. CONFIDENTIALITY. Each of the Company and Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 10 of Rule 601 of Regulation S-K under the Securities Act and the Exchange Act).

     XV. ASSIGNMENT. This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; PROVIDED, HOWEVER, that Buyer may assign its rights and obligations hereunder, in whole or in part, to any affiliate of Buyer who furnishes to the Company the representations and warranties set forth in Section II hereof and otherwise agrees to be bound by the terms of this Agreement.

     XVI. BROKERS. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, except for Astor Capital who is the agent of the Company and whose fee shall be paid by the Company. The Company on the one hand, and Buyer, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     XVII. FEES AND EXPENSES. The Company agrees to pay Buyers' expenses incident to the performance of their obligations hereunder (including, but not limited to the fees, expenses and disbursements of Buyers' legal counsel) in an amount not to exceed $30,000 in the aggregate.


                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.

                                        OMNI NUTRACEUTICALS, INC.



                                        By:___________________________
                                               Name:
                                               Title:

                                        BUYER

                                        Name:_________________________



                                        By:__________________________
                                               Name:
                                               Title:

Jurisdiction of Incorporation:

Address:

                           ____________________
                           ____________________
Telephone No.              ____________________
Fax No.                    ____________________
e-mail                     ____________________
Social Security or E.I.N Number: ___________________



Amount of Investment:

Number of Preferred Shares to be Purchased:

Number of Warrants to be Purchased:

ANNEX I

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                            OMNI NUTRACEUTICALS, INC.

     (Pursuant to Sections 16 -10a-602 and 16-10a-1002 of the Utah Revised Business Corporation Act)


     THE UNDERSIGNED duly authorized officers of OMNI NUTRACEUTICALS, INC., a Utah corporation (the "Corporation"), hereby certify that:

     I.   The name of the Corporation is Omni Nutraceuticals, Inc.

     II. Article III of the Articles of Incorporation of the Corporation is hereby amended by the addition of the following provision stating the number, designation, preferences, limitations and relative rights of the shares of a new series of preferred stock, par value $0.01 per share, of the Corporation designated as "Series A Convertible Preferred Stock" ("Series A Preferred Stock").


                                    ARTICLE 1
                         AUTHORIZED SHARES; DEFINITIONS

     SECTION 1.1 AUTHORIZED SHARES. The Corporation shall be authorized to issue three thousand (3,000) shares of Series A Preferred Stock.

     SECTION 1.2 DEFINITIONS. The terms defined in this Article whenever used in this Certificate of Designations have the following respective meanings:

     "ADDITIONAL CAPITAL SHARES" has the meaning set forth in Section 5.1(c).

     "AFFILIATE" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     "ADDITIONAL AMOUNT" means the result of the following formula:
[(0.06)(N/365)($1,000)], where N means the number of days from, but excluding the Issue Date through and including (1) the Conversion Date for the Series A Preferred Stock for which conversion is being elected, or (2) such other date of determination, as the case may be.

     "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

     "CAPITAL SHARES" means the Common Shares and any other shares of any other class or series of common stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets upon dissolution, liquidation or winding-up) of the Corporation.

     "CLOSING DATE" has the meaning set forth in the Securities Purchase Agreement.

     "CLOSING PRICE" per share of Common Stock means the closing bid price as reported on the Principal Market for the Trading Day immediately preceding the Closing Date.

     "COMMON SHARES" or "COMMON STOCK" means shares of common stock, $0.01 par value, of the Corporation.

     "COMMON STOCK ISSUED AT CONVERSION" when used with reference to the securities issuable upon conversion of the Series A Preferred Stock, means all Common Shares now or hereafter outstanding and securities of any other class or series into which the Series A Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

     "CONVERSION AMOUNT" has the meaning set forth in Section 5.1.

     "CONVERSION DATE" means any day on which all or any portion of shares of the Series A Preferred Stock is converted in accordance with the provisions hereof.

     "CONVERSION NOTICE" has the meaning set forth in Section 5.2.

     "CONVERSION PRICE" means on any date of determination the applicable price for the conversion of shares of Series A Preferred Stock into Common Shares on such day as set forth in Section 5.1.

     "CONVERSION RATIO" on any date means determination of the applicable percentage of the Market Price for conversion of shares of Series A Preferred Stock into Common Shares on such day as set forth in Section 5.1.

     "CORPORATION" means Omni Nutraceuticals, Inc., a Utah corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

     "CURRENT MARKET PRICE" on any date of determination means the closing bid price of a Common Share on such day as reported on the Principal Market.

     "EFFECTIVE DATE" means the date upon which the Registration Statement, as defined in the Registration Rights Agreement, is declared effective by the SEC.

     "HOLDER" means the persons signatory to the Securities Purchase Agreement (other than the Corporation), any successor thereto, or any Person to whom the Series A Preferred Stock is subsequently transferred in accordance with the provisions hereof as they appear in the books and records of the Corporation.

     "ISSUE DATE" means the date upon which the shares of Series A Preferred Stock being sold pursuant to the Securities Purchase Agreement are issued.

     "MARKET DISRUPTION EVENT" means any event that results in a material suspension or limitation of trading of Common Shares on the NASDAQ.

     "MARKET PRICE" on any given date shall mean the average of the lowest closing bid prices of the Common Stock on the Principal Market as reported by Bloomberg L.P. for the two Trading Days during any Valuation Period for which the closing bid price of the Common Stock is the lowest.

     "MAXIMUM CONVERSION PRICE" has the meaning set forth in Section 5.1.

     "OUTSTANDING" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding warrants, options, scrip or any certificates representing fractional interests in such Shares; PROVIDED, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

     "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     "PRINCIPAL MARKET" shall mean the NASDAQ National Market, the NASDAQ SmallCap Market, the American Stock Exchange, the New York Stock Exchange, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock.

     "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement related to the Series A Preferred Stock between the Corporation and the other persons signatory to the Securities Purchase Agreement.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement related to the Series A Preferred Stock between the Corporation and the other persons signatory thereto.

     "SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock of the Corporation or such other convertible Preferred Stock exchanged therefor as provided in Section 2.1.

     "STATED VALUE" means $1,000 per share of Preferred Stock.

     "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

     "TRADING DAY" means any day on which purchases and sales of securities authorized for quotation on the Principal Market are reported thereon and on which no Market Disruption Event has occurred.

     "VALUATION EVENT" has the meaning set forth in Section 5.1.

     "VALUATION PERIOD" means the ten Trading Day period immediately preceding the Conversion Date.

     All references to "cash" or "$" herein means currency of the United States of America.

                                    ARTICLE 2
                                      RANK

     The Series A Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than "Pari Passu Securities" (collectively, with the Common Stock, "Junior Securities"); and (iii) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series A Preferred Stock ("Pari Passu Securities").

                                    ARTICLE 3
                                    DIVIDENDS

     No holder of Series A Preferred Stock shall be entitled to receive any dividends.


                                    ARTICLE 4

                             LIQUIDATION PREFERENCE

          (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock, subject to Article 4, shall have received the Liquidation Preference (as defined in subparagraph(c) of this Article 4) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of any class or series of capital stock ranking on a party as to preference upon liquidation ("Pari Passu Securities") with the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

          (b) At the option of each Holder, the sale, conveyance of disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons when the Corporation is not the survivor shall be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such transaction an amount equal to the Liquidation Preference with respect to each outstanding share of Series A Preferred Stock in accordance with and subject to the terms of this Article 4; PROVIDED, that all holders of Series A Preferred Stock shall be deemed to elect the option set forth above if at least a majority in interest of such Holders elect such option.

          (c) For purposes hereof, the "Liquidation Preference" with respect to a share of the Series A Preferred Stock shall mean an amount equal to the sum of
(i) the Stated Value thereof, plus (ii) the Additional Amount.

          (d) The Series A Preferred Stock shall rank on a parity with the Corporation's Series A Convertible Preferred Stock as to the distribution of the assets of the Corporation upon liquidation, dissolution or winding up of the Corporation.


                                    ARTICLE 5
              CONVERSION AND REDEMPTION OF SERIES A PREFERRED STOCK

     SECTION 5.1 CONVERSION; CONVERSION PRICE. Subject to the terms, conditions and restrictions of this Section 5, at the option of the Holder, commencing on the Issue Date, the shares of Series A Preferred Stock may be converted into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), equal to the sum of the Stated Value and the Additional Amount of such share or shares of Series A Preferred Stock (such sum being hereinafter referred to as the "Conversion Amount"), divided by the Market Price, after discounting the Market Price by 20% to determine the conversion price (the "Conversion Price"); provided that in no event shall the Conversion Price be greater than 115% of the average of the lowest closing bid prices of the Common Stock on the Principal Market as reported by Bloomberg L.P. for the two Trading Days during the five Trading Days preceding the Issue Date for which the closing bid price of the Common Stock is the lowest (the "Maximum Conversion Price"). The right of each holder to convert shares of Series A Preferred Stock into shares of Common Stock is subject to the limitations set forth in Sections 5.10 and 5.11 below, and for the purpose of complying with the limitation in Section 5.11, shall be prorated among the original purchasers of the shares of Series A Preferred Stock (the "Initial Holders") and their transferees, if any, based upon the number of shares of Series A Preferred Stock purchased by the Initial Purchasers.

     Within two (2) Business Days of the occurrence of a Valuation Event, the Corporation shall send notice (the "Valuation Event Notice") of such occurrence to the Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately following the occurrence of such Valuation Event and end on the Conversion Date; PROVIDED, further, that the Holder may, in its discretion, postpone such Conversion Date to a Trading Day which is no more than three (3) Trading Days after the occurrence of the latest Valuation Event by delivering a notification to the Corporation within two (2) Business Days of the receipt of the Valuation Event Notice. In the event that the Holder deems the Valuation Period to be other than the three (3) Trading Days immediately prior to the Conversion Date, the Holder shall give written notice of such fact to the Corporation in the related Conversion Notice at the time of conversion.

     For purposes of this Section 5.1, a "Valuation Event" shall mean an event in which the Corporation at any time during a Valuation Period takes any of the following actions:

     (a)  subdivides or combines its Capital Shares;

     (b)  makes any distribution of its Capital Shares;

     (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 5.1(a) and 5.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under presently outstanding warrants , options or convertible securities, or for issuances under employee benefit plans consistent with those presently in effect and issuances under presently outstanding warrants, options or convertible securities to officers, directors or employees of the Corporation, or otherwise under the Corporation's stock option plans or upon exercise of the Warrants or upon conversion of the Series A Preferred Stock;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect immediately prior to such issuance;

     (e) issues any securities convertible into or exchangeable or exercisable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price in effect immediately prior to such issuance;

     (f) makes a distribution of its assets or evidences of indebtedness to all the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the foregoing Sections 5.1(a) through 5.1(e)); or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 5.1(a) through 5.1(f), inclusive, which in the opinion of the Corporation's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Preferred Stock.

     SECTION 5.2 EXERCISE OF CONVERSION PRIVILEGE. (a) Conversion of the Series A Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion in the form annexed hereto as Annex I (the "Conversion Notice") to the Corporation, confirmed by mailing an original copy of the executed Conversion Notice to the Corporation; provided, however, that the failure to mail such Conversion Notice shall not prejudice the right of the Holder to receive the shares of Common Stock Issued at Conversion to which that Conversion Notice relates. Each date on which a Conversion Notice is telecopied to and received by the Corporation in accordance with the provisions of this Section 5.2 shall constitute a Conversion Date. The Conversion Notice also shall state the name or names (with addresses and, if applicable, social security or employer tax identification numbers) of the

Persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. If such conversion shall result in the conversion of all of such Holder's shares of Series A Preferred Stock, the Holder shall deliver the certificate(s) accompanied by a proper assignment thereof to the Corporation or be endorsed in blank to the Corporation by express courier within 30 days following the date on which the telecopied Conversion Notice has been transmitted to the Corporation. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than four Business Days after the Corporation's receipt of such Conversion Notice (and, if applicable, such other documentation as aforesaid), the Corporation shall (i) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 5, and (ii) cause to be mailed for delivery by overnight courier to the Holder a certificate or certificate(s) representing the number of Common Shares to which the Holder (or such other Person or Persons) is entitled by virtue of such conversion, together with cash, as provided in Section 5.3, in respect of any fraction of a Share issuable upon such conversion. Holder shall indemnify the Corporation for any damages to third parties as a result of a claim by such third party to ownership of the Series A Preferred Stock converted prior to the receipt of the Series A Preferred Stock by the Corporation. Such conversion shall be deemed to have been effected at the close of business on the date the Conversion Notice is received by the Corporation so long as the Series A Preferred Stock shall have been surrendered, if required, as aforesaid on such date, and at the close of business on such date the rights of the Holder of the Series A Preferred Stock, as such, shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 5.4), to surrender the Series A Preferred Stock and to release the Corporation from all liability thereon . The Corporation shall not be required to register shares in the name of any Person who acquired shares of Series A Preferred Stock or part hereof) or any Common Stock Issued at Conversion,, except as provided in Section 8.3 hereof.

     (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Series A Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 5.2 (other than with respect to the calculation of the number of Common Shares covered by the Conversion Notice) or
(ii) any third party commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Series A Preferred Stock into Common Shares, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly redeem the Series A Preferred Stock for cash at a redemption price equal to one hundred and forty percent (140%) of the Conversion Amount of the shares sought to be converted by the Holder that are the subject of such injunction (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), except and unless the Holder is finally adjudicated not to have been entitled to exercise any such conversion right.

     (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code").In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the Holder's conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Series A Convertible Preferred Stock. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

     SECTION 5.3 FRACTIONAL SHARES. No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series A Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction based upon the Current Market Price as of the Conversion Date.

     SECTION 5.4 RECLASSIFICATION, CONSOLIDATION, MERGER OR MANDATORY SHARE EXCHANGE; ADJUSTMENTS FOR SPLITS, COMBINATIONS. (a) At any time while the Series A Preferred Stock remains outstanding and any shares thereof have not been converted, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of the Series A Preferred Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of the Series A Preferred Stock) or in case of any consolidation, merger or mandatory share exchange of the Corporation with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of the Series A Preferred Stock), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation, or such successor, resulting or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, the Series A Preferred Stock shall be automatically amended with no further action required by the Corporation or the Holders to provide that the Holder shall have the right to convert the Series A Preferred Stock (upon terms and conditions not less favorable to the Holder than those in effect pursuant to the Series A Preferred Stock immediately outstanding prior to such event) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of the Series A Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of the Series A Preferred Stock had the Series A Preferred Stock been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 5.4 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     (b) The Conversion Price and the number of Common Shares into which the Series A Preferred Stock shall be convertible shall be adjusted for stock splits, combinations, or other similar events. Additionally, an adjustment will be made in the case of an exchange of Common Shares, consolidation or merger of the Corporation with or into another corporation or sale of all or substantially all of the assets of the Corporation in order to enable the holder of Series A Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the number of Common Shares that might otherwise have been issued upon the conversion of the Series A Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Shares.

     SECTION 5.5 ADJUSTMENTS TO CONVERSION RATIO. For so long as any shares of the Series A Preferred Stock are outstanding, if after the Issue Date the Corporation issues and sells (A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price at such date, other than with respect to the exercise of warrants, options or convertible securities outstanding on the Issue Date, or for issuances under employee benefit plans consistent with those presently in effect and issuances under presently outstanding warrants, options or convertible securities to officers, directors or employees of the Corporation, or otherwise under the Corporation's stock option plans or with respect to the Warrants or on conversion of the Series A Preferred Stock,(B) warrants or options with an exercise price representing a percentage of the Current Market Price with an exercise price on the date of issuance of the warrants or options that is lower than the Conversion Price at such date, except for employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Conversion Price on the Issue Date, as applicable, of such convertible, exchangeable or exercisable securities, except, in each case, for stock option agreements or stock incentive agreements, then the Conversion Ratio shall be reduced to equal the lowest of any such lower rates since the most recently received Conversion Notice, and such Adjusted Conversion Price shall apply to any future Conversion Notices received by the Corporation. The Adjusted Conversion Price as it may exist from time to time shall not apply retroactively to any shares of Series A Preferred Stock converted prior to the implementation of such Adjusted Conversion Price.

     SECTION 5.6 OPTIONAL REDEMPTION. At any time after the Issue Date, the Corporation, upon notice delivered to the Holder as provided in Section 5.7, may redeem the Series A Preferred Stock (but only with respect to such shares as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 5.2), at a price per share (the "Optional Redemption Price") equal to the greater of (i) the sum of $1,400 and the Additional Amount per share of such Series A Preferred Stock and (ii) the Market Price of the Common Stock into which such shares of Series A Preferred Stock could be converted on the date of such notice.

     SECTION 5.7 NOTICE OF REDEMPTION. (a)Notice of redemption pursuant to
Section 5.6 shall be provided by the Corporation to the Holder in writing (by registered mail or overnight courier at the Holder's last address appearing in the Corporation's security registry) not less than ten (10) nor more than thirty
(30) days prior to the date stipulated by the Corporation for the redemption of the Series A Preferred Stock (the "Redemption Date"), which notice shall specify the Redemption Date and refer to Section 5.6 and this Section 5.7.

     (b) Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at its sole election, to specify what portion of the Series A Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in Section 5.6 or converted into Common Stock in the manner provided in Section 5.1. If the Holder of the Series A Preferred Stock called for redemption elects to convert any of such shares, then such conversion shall take place on the Conversion Date specified by the Holder, but in no event after the Redemption Date, in accordance with the terms of Section 5.1.

     SECTION 5.8 SURRENDER OF PREFERRED STOCK. Upon any redemption of the
Series A Preferred Stock pursuant to Sections 5.6 or 5.7, the Holder shall either deliver the Series A Preferred Stock by hand to the Corporation at its principal executive offices or surrender the same to the Corporation at such address by express courier. Payment of the Optional Redemption Price specified in Section 5.6 shall be made by the Corporation to the Holder against receipt of the Series A Preferred Stock (as provided in this Section 5.8) by wire transfer of immediately available funds to such account(s) as the Holder shall specify in writing to the Corporation. If payment of such Optional Redemption Price is not made in full by the Redemption Date, the Holder shall again have the right to convert the Series A Preferred Stock as provided in Article 5 hereof.

     SECTION 5.9 MANDATORY CONVERSION. On the fourth anniversary of the Issue Date (the "Mandatory Conversion Date"), the Corporation shall convert all Series A Preferred Stock outstanding, together with the Additional Amount thereon, at the Conversion Price or, at the option of the Corporation, buy out all such holders (including the Additional Amount on the shares of Series A Preferred Stock then outstanding) in cash, at the then effective Conversion Price. Notwithstanding the previous sentence, unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the NASDAQ or such other stock market as the Corporation shall be required to comply with, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series A Preferred Stock if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation (i) upon conversion of shares of the Series A Preferred Stock and (ii) upon exercise of the Warrants issued pursuant to the terms of the Securities Purchase Agreement, would equal or exceed twenty percent (20%) (or such lower or higher percentage as may then be provided under the applicable rules of the NASDAQ or such other stock market) of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Closing Date (the "Maximum Issuance Amount"). In the event that a Mandatory Conversion would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall complete such

Mandatory Conversion by (i) converting shares of Series A Preferred Stock which would result in the Corporation issuing shares of Common Stock equal to one less than an amount which would result in the Corporation issuing shares equal to the Maximum Issuance Amount and (ii) redeeming the remaining shares of Series A Preferred Stock in cash at a price equal to the Optional Redemption Price.

     SECTION 5.10 COMPLIANCE WITH SECTION 13(d). Notwithstanding anything herein to the contrary, except on the Mandatory Conversion Date, the Holder shall not have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series A Preferred Stock if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion would result in the Holder being deemed the "beneficial owner" of more than 5% of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series A Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series A Preferred Stock and the Holder shall have no interest in or rights under such Redemption Shares. Such redemption shall be for cash at the Optional Redemption Price.

     SECTION 5.11 STOCKHOLDER APPROVAL. Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the NASDAQ or such other stock market as the Corporation shall be required to comply with, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series A Preferred Stock, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation (i) upon conversion of shares of the Series A Preferred Stock and (ii) upon exercise of the Warrants issued pursuant to the terms of the Securities Purchase Agreement, would equal or exceed Maximum Issuance Amount. If in the event of the circumstances provided in the preceding sentence, a properly executed Conversion Notice is received by the Corporation which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall honor such conversion request by (i) converting the number of shares of Series A Preferred Stock stated in the Conversion Notice not in excess of the Maximum Issuance Amount and (ii) redeeming the number of shares of Series A Preferred Stock stated in the Conversion Notice equal to or in excess of the Maximum Issuance Amount in cash at the Optional Redemption Price of the shares of Series A Preferred Stock to be so redeemed.

     SECTION 5.12 NOTICE OF CERTAIN EVENTS. In the case of the occurrence of any event described in subparagraphs (a), (b) or (f) of Section 5.1 or Section 5.4 of this Certificate of Designations, the Corporation shall cause to be mailed to the Holder of the Series A Preferred Stock at its last address as it appears in the Corporation's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days notice is not practicable, at the earliest practicable date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Series A Preferred Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Series A Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.


                                    ARTICLE 6
                                  VOTING RIGHTS

     Holders of the Series A Preferred Stock have no voting power, except as otherwise provided by the Utah Business Corporation Act ("UBCA"), in this
Article 6, and in Article 7 below.

     Notwithstanding the above, the Corporation shall provide each Holder of Series A Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each Holder, at least thirty (30) days prior to (or such shorter period that the Corporation first becomes aware of) the consummation of the transaction or event, whichever is earlier), of the date on which any such action is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     To the extent that under the UBCA or pursuant to the provisions of this Certificate of Designations the vote of the holders of the Series A Preferred Stock, voting separately as a class or Series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock (except as otherwise may be required under the UBCA) shall constitute the approval of such action by the class. Holders of the Series A Preferred Stock shall be entitled to notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the UBCA.

                                    ARTICLE 7
                              PROTECTIVE PROVISIONS

     So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the UBCA) of the holders of at least 85% of the then outstanding shares of Series A Preferred Stock:

     (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock;

     (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series A Preferred Stock;

     (c)  increase the authorized number of shares of Series A Preferred Stock;
or

     (d) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

     In the event Holders of at least 85% of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (a) above, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series A Preferred Stock pursuant to the terms of this Certificate of Designations as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock as so amended or changed.

                                    ARTICLE 8
                                  MISCELLANEOUS

     SECTION 8.1 LOSS, THEFT, DESTRUCTION OF PREFERRED STOCK. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 8.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     SECTION 8.2 WHO DEEMED ABSOLUTE OWNER. The Corporation may deem the Person in whose name the Series A Preferred Stock shall be registered upon the registry books of the Corporation (the "Registered Holder") to be, and may treat it as, the absolute owner of the Series A Preferred Stock for the purpose of the conversion of the Series A Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series A Preferred Stock to the extent of the sum or sums so paid or the conversion so made. Shares of Series A Preferred Stock may not be transferred or disposed of by a Registered Holder, nor may shares of Common Stock Issued at Conversion be issued in a name other than the Registered Holder unless the Registered Holder submits to the Corporation the certificates evidencing the shares of Series A Preferred Stock to be transferred or otherwise disposed of, or to be converted, as the case may be, together with instruments of assignment and such other documents as the Corporation may reasonably request to establish compliance with applicable federal and state securities laws, including without limitation, an opinion in form and substance satisfactory to the Corporation of counsel for the Registered Holder reasonably acceptable to the Corporation.

     SECTION 8.3 REGISTER. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series A Preferred Stock. Upon any transfer of the Series A Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series A Preferred Stock register.

     SECTION 8.4 RESERVATION OF STOCK. The Corporation, upon the effective date of this Certificate of Designations, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series A Preferred Stock, including the Additional Amount, at an assumed Conversion Price of $0.75. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Series A Preferred Stock. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Articles of Incorporation, as amended.

     SECTION 8.5 WITHHOLDING. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series A Preferred Stock.

     SECTION 8.6 HEADINGS. The headings of the Articles and Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations.

     III. The foregoing amendment to the Corporation's Articles of Incorporation was duly adopted by unanimous written consent dated October 25, 2000 in lieu of a meeting of the Board of Directors pursuant to authority conferred on the Board of Directors by the provisions of the Articles of Incorporation of the Corporation (as amended) and in accordance with the provisions of the Utah Revised Business Corporation Act, without shareholder approval and, pursuant to Section 16-10a-602 of the Utah Revised Business Corporation Act, shareholder approval of such amendment was not required.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation of the Corporation to be signed by its duly authorized officers on this ____ day of October, 2000.

                                            OMNI NUTRACEUTICALS, INC.



                                            By:____________________
                                                 Name:
                                                 Title:



                                            By:____________________
                                                 Name:
                                                 Title:

                                                                         ANNEX I

                           [FORM OF CONVERSION NOTICE]

TO:



     The undersigned owner of this Series A Convertible Preferred Stock (the "Series A Preferred Stock") issued by Omni Nutraceuticals, Inc. (the "Corporation") hereby irrevocably exercises its option to convert _______ shares of the Series A Preferred Stock into shares of the common stock, $.01 par value, of the Corporation ("Common Stock"), in accordance with the terms of the Certificate of Designations. The undersigned hereby instructs the Corporation to convert the number of shares of the Series A Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 5 of the Certificate of Designations. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series A Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designations.

Dated:_______________



----------------------------
         Signature

         Fill in for registration of Series A Preferred Stock:


Please print name and address (including zip code number):

-----------------------------------------

-----------------------------------------

-----------------------------------------
Social Security or Employer Identification Number

                                                                        ANNEX II



THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                   No. of Shares of Common Stock: ____________
Warrant No. A-1

                                     WARRANT

                           To Purchase Common Stock of

                            Omni Nutraceuticals, Inc.

     THIS IS TO CERTIFY THAT ____________ ____________, or registered assigns, is entitled, at any time prior to October __, 2005 (the "Expiration Date"), to purchase from Omni Nutraceuticals, Inc., a Utah corporation (the "Company"), ____________ shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price per share of $_____ [ 120% of the average of the lowest closing bid prices of the Common Stock on the Principal Market (as reported by Bloomberg L.P.) for the two Trading Days during the five Trading Days preceding the Closing Date (as defined in the Securities Purchase Agreement) on which the closing bid price for the Common Stock is the lowest], all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS

     As used in this Warrant, the following terms have the respective meanings set forth below:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

     "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

     "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

     "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

     "Expiration Date" shall mean a date five (5) years from the date hereof.

     "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

     "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

     "Market Price" per Common Share means the average of the lowest closing bid prices of the Common Shares on the NASDAQ National Market ("NASDAQ") as reported by Bloomberg L.P. for two of the five Trading Days immediately preceding the Closing Date, or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any NASDAQ member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be.

     "Other Property" shall have the meaning set forth in Section 4.4.

     "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Registration Rights Agreement" shall mean the Registration Rights Agreement dated a date even herewith by and between the Company and the other persons signatory to the Securities Purchase Agreement, as it may be amended from time to time.

     "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Securities Purchase Agreement" shall mean the Securities Purchase Agreement by and between the Company and the other signatories thereto with respect to the Company's Series A Convertible Preferred Stock as it may be amended from time to time.

     "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

     "Transfer Notice" shall have the meaning set forth in Section 9.2.

     "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

     "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

     "Warrant Stock" shall mean the shares of Common Stock purchased by the Holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANT

     2.1. MANNER OF EXERCISE. At any time prior to 5:00 P.M., California time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

     In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 5310 Beethoven Street, Los Angeles, California 90066, or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in cash, by wire transfer or cashier's check drawn on a United States bank or by the Holder's surrender of Warrant Stock (or the right to receive such number of shares) having an aggregate Market Price equal to the Warrant Price for all shares being purchased and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within four (4) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to

Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

     The Holder shall be entitled to exercise the Warrant notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the Holder's exercise right. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the exercise of the Warrant. The Company agrees, without cost or expense to the Buyer, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

     2.2. PAYMENT OF TAXES AND CHARGES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

     2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the Closing Date.

     2.4. CONTINUED VALIDITY. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; PROVIDED, however, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.

3.   TRANSFER, DIVISION AND COMBINATION

     3.1. TRANSFER. Subject to compliance with Sections 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

     3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

     3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

     The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

     4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

     4.2. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

          (a)  WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this
     Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (b)  FRACTIONAL INTERESTS. In computing adjustments under this
     Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

          (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (d) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Holder.

     4.3. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

     4.4. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, which would have a materially adverse effect upon the rights of the Holder, the number of shares of Common Stock and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances, as determined in good faith by the Board of Directors of the Company.

     4.5. CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

     4.6. NO VOTING RIGHTS. This Warrant shall not entitle its Holder to any voting rights or other rights as a shareholder of the Company.

5.   NOTICES TO HOLDER

     5.1. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4 in an amount which constitutes, cumulatively, an adjustment of 1% or greater of such number of shares or price, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3 or 4.4) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

     5.2. NOTICE OF CORPORATE ACTION. If at any time

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with
Section 14.2.

6.   NO IMPAIRMENT

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

     From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. The

Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of NASDAQ or any domestic securities exchange upon which the Common Stock may be listed.

     Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY

     The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

     9.1. RESTRICTIVE LEGEND. (a) The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until
(i) the Company has received an opinion, in form and substance reasonably satisfactory to the Company, of counsel for the Holder reasonably acceptable to the Company that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

     Each certificate for Warrant Stock issuable hereunder shall bear a legend as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

          (b) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "This warrant and the securities represented hereby have not been registered under the securities act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act and such laws. These securities may not be offered, sold or transferred except pursuant to an effective registration statement under the securities act or pursuant to an available exemption from the registration requirements of the Securities Act or such other laws."

     9.2. NOTICE OF PROPOSED TRANSFERS. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give ten days, prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the Holder as to whether such opinion is reasonably satisfactory and, if so, such Holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and the Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The Holder shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2(a) that such opinion is reasonably satisfactory.

     9.3. REQUIRED REGISTRATION. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file with the Commission not later than the 30th day after the Closing Date, a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrants and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but no later than 90 days after the Closing Date.

     9.4. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of
Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

               "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN
          WARRANT CONTAINED IN SECTION 9 HEREOF TERMINATED ON
          ____________, ____, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

     9.5. LISTING ON SECURITIES EXCHANGE. If the Company shall list any shares of Common Stock on any securities exchange or quotation system, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

     10.  SUPPLYING INFORMATION

     The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

     11.  LOSS OR MUTILATION

     Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     12.  OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

     13.  LIMITATION OF LIABILITY

     No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     14.  MISCELLANEOUS

     14.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     14.2. NOTICE GENERAL. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

          (1)  if to the Company, to:

               Omni Nutraceuticals, Inc.

               5310 Beethoven Street
               Los Angeles, California 90066
               Attention: President

          (2) if to the Holder, to the address set forth on the signature page of the Securities Purchase Agreement.

The Company or the Holder may change the foregoing address by notice given pursuant to this Section 14.2.

     14.3. INDEMNIFICATION. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; PROVIDED, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct.

     14.4. REMEDIES. Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     14.5. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, Holders of Warrant Stock, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     14.6. AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

     14.7. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     14.8. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     14.9. GOVERNING LAW. This Warrant shall be governed by the laws of the State of California, without regard to the provisions thereof relating to conflict of laws.



     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: ____________, 2000
                                                OMNI NUTRACEUTICALS, INC.


                                                By:____________________________
                                                Name:
                                                Title:

Attest:

By:__________________________
Name:
Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of Shares of Common Stock of Omni Nutraceuticals, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________, whose address is _____________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                           ---------------------------------
                                           (Name of Registered Owner)

                                           ----------------------------------
                                           (Signature of Registered Owner)

                                           ----------------------------------
                                           (Street Address)

                                           ----------------------------------
                                           (city)      (State)      (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

NAME AND ADDRESS OF ASSIGNEE                      NO. OF SHARES OF COMMON STOCK
----------------------------                      -----------------------------




and does hereby irrevocably constitute and appoint ____________ ____________ attorney-in-fact to register such transfer on the books of Omni Nutraceuticals, Inc. maintained for the purpose, with full power of substitution in the premises.*


Dated:   ____________                   Print Name:____________________________

                                        Signature:______________________________

                                        Witness:_______________________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX III



                               ESCROW INSTRUCTIONS

                                October __, 2000

Transfer Online
227 S W Pine, Suite 300
Portland, Oregon  97204
Attention:  Lori Livingston

Gentlemen:

     Reference is hereby made to that certain Securities Purchase Agreement dated as of a date even herewith (the "Securities Purchase Agreement") , between Omni Nutraceuticals, Inc., a Utah corporation (the "Company"), and the other signatories thereto (the "Buyers") , pursuant to which, upon the terms and subject to the conditions set forth therein, the Company has agreed to issue and sell to the Buyers and the Buyers have agreed to purchase from the Company, on the Closing Date, shares of Series A Convertible Preferred Stock, $0. 01 par value per share ("Preferred Stock") , and warrants to purchase shares of the Company's common stock (the "Warrants", and together with the Preferred Stock, the "Securities"). Pursuant to Section 1 of the Securities Purchase Agreement, the Company and the Buyers are required to deposit certain funds and other property (more particularly referred to in the next succeeding paragraph) into escrow to facilitate consummation of the transactions contemplated by such agreement. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Securities Purchase Agreement.

     In accordance with the terms and subject to the conditions specified in these Escrow Instructions, Transfer Online, in its capacity as escrow agent (the "Escrow Agent"), is hereby authorized and directed to accept the delivery of and to hold in escrow the (i) certificate(s) evidencing the Securities to be purchased by the Buyers under the Securities Purchase Agreement and deposited by the Company into escrow hereunder (the "Escrowed Certificates"), (ii) a warrant to purchase 50,000 shares of the Company's common stock (on the same terms as the Warrants) registered in the name of Astor Capital, Inc. (the "Astor Warrant") and (iii) the Purchase Price in the aggregate amount of $3,000,000 (the "Escrowed Funds", and together with the Escrowed Certificates and the Astor Warrant, the "Escrowed Property") deposited by the Buyers into escrow hereunder, in each case in accordance with the following:

     1. The Escrow Agent shall, as promptly as practicable, notify the Company of its receipt from the Buyers of the Escrowed Funds and notify the Buyers of its receipt from the Company of the Escrowed Certificates and the Astor Warrant. As promptly as practicable upon receipt of joint written notice from the Company and the Buyers that the respective conditions precedent to the purchase and sale of the Securities set forth in Articles 8 and 9 of the Securities Purchase Agreement have been satisfied (the "Release Notice"), the Escrow Agent, after first deducting from the Escrowed Funds the amount referred to in the next sentence of this paragraph 1, shall release the Escrowed Funds to or upon the order of the Company and release the Escrowed Certificates to the Buyers or its designee and the Astor Warrant to Astor Capital, Inc. After receipt by the Escrow Agent of the Release Notice and prior to the release by the Escrow Agent of the Escrowed Funds as described in the preceding sentence, the Escrow Agent shall deduct from the Escrowed Funds (and remit to Snow Becker Krauss P.C. or its order) the amount of the Buyers' legal fees and expenses, (and remit to Astor Capital, Inc.) the fees and expenses of Astor Capital, Inc., and remit to
R. Lindsey Duncan (or to his order) the sum of $40,000, and remit to Satterlee Stephens Burke & Burke LLP (or to its order) the amount of $ 69,842.88.

     If the Escrowed Certificates and the Astor Warrant are not deposited by the Company with the Escrow Agent within three days after the Company has received notice from the Escrow Agent that the Buyers have deposited the Escrowed Funds hereunder, the Escrow Agent promptly shall notify the Buyers thereof and the Buyers shall be entitled to demand immediate payment to it of the Escrowed Funds. If the Escrowed Funds are not deposited by the Buyers with the Escrow Agent within three days after the Buyers have received notice from the Escrow Agent that the Company has deposited the Escrowed Certificates and the Astor Warrant hereunder, the Escrow Agent promptly shall notify the Company thereof and the Company shall be entitled to demand the immediate return to it of the Escrowed Certificates.

     If at any time the Company or the Buyers notify the Escrow Agent that the conditions precedent to the obligations of the Company or the Buyers, as the case may be, under the Securities Purchase Agreement have not been satisfied or waived, then the Escrow Agent promptly shall return the Escrowed Funds to the Buyers and shall return the Escrowed Certificates and the Astor Warrant to the Company. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney escrow account at:

                           Transfer Online Escrow 1
                           ABA# 123002011
                           Account # 3705910055548
                           For the account of Omni Nutraceuticals, Inc.

     If on or before November 30, 2000, the Escrow Agent has not received the Release Notice directing the release to the Company of the Escrowed Funds and the release to the Buyers of the Escrowed Certificates, the Escrow Agent shall return the Escrowed Funds to the Buyers and return the Escrowed Certificates and the Astor Warrant to the Company and all arrangements contemplated by these Escrow Arrangements shall thereupon terminate without any further obligation of the parties hereto except for the provisions of paragraph 9 hereof which shall survive any such termination.

     Notwithstanding any of the foregoing provisions of this paragraph 1, the Escrow Agent shall release from escrow hereunder the Escrowed Property to the parties, in the manner and to the extent set forth in a final judgment or order of a court of competent jurisdiction, certified by the clerk of such court or other appropriate official; PROVIDED that the Escrow Agent shall have received from each party to whom the Escrowed Property is to be released (as provided in such court judgment or order) an opinion of counsel, acceptable to the Escrow Agent, to the effect that such judgment or order is final. For purposes of these Escrow Instructions, any such judgment or order shall not be deemed to be final until the time within which to take an appeal therefrom has expired and no appeal has been taken, or until the entry of a judgment or order from which no appeal may be taken.

     2.   The Escrow Agent shall not invest any of the Escrowed Funds.

     3. The Escrow Agent shall be entitled to rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document.

     4. The duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature. The Escrow Agent shall neither be responsible for or under, nor chargeable with any knowledge of, the terms and conditions of any other agreement, instrument or document in connection herewith, including, without limitation, the Securities Purchase Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, and shall be required to act in respect of the Escrowed Property only as provided in these Escrow Instructions. These Escrow Instructions set forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of the Escrow Agent shall be implied from the terms hereof or any other agreement or instrument. The Escrow Agent shall incur no liability in connection with the discharge of its obligations hereunder or otherwise in connection therewith, except such liability as may arise from the gross negligence or willful misconduct of the Escrow Agent. In furtherance of and without limiting the generality of the foregoing, the Escrow Agent shall incur no liability whatsoever in respect of its selection in accordance with paragraph 2 hereof of investments of the Escrowed Property, including, without limitation, any liability for the rate or timing of the returns thereof resulting from fluctuations in money market conditions or otherwise, or for prices resulting from the need to liquidate an investment prior to maturity.

     5. The Escrow Agent may consult with counsel of its choice and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of such counsel.

     6. The Escrow Agent shall not be bound by any modification, cancellation or rescission of these Escrow Instructions unless in writing and signed by the Escrow Agent and the other parties hereto.

     7. The Escrow Agent is acting as a stakeholder only with respect to the Escrowed Property. If any dispute arises as to whether the Escrow agent is obligated to deliver the Escrowed Property or as to whom the Escrowed Property is to be delivered or the amount or timing thereof, the Escrow Agent shall not be required to make any delivery, but in such event the Escrow Agent may hold the Escrowed Property until receipt by the Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest in the Escrowed Property, directing the disposition of the Escrowed Property, or in the absence of such authorization, the Escrow Agent may hold the Escrowed Property until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Escrowed Property. The Escrow Agent may require, as a condition to the disposition of the Escrowed Property pursuant to written instructions, indemnification and/or opinions of counsel, in form and substance satisfactory to the Escrow Agent, from each party providing such instructions. If such written instructions, indemnification and opinions are not received, or proceedings for such determination are not commenced, within 30 days after receipt by the Escrow Agent of notice of any such dispute and diligently continued, or if the Escrow Agent is uncertain as to which party or parties are entitled to the Escrowed Property, the Escrow Agent may either (i) hold the Escrowed Property until receipt of (x) such written instructions and indemnification or (y) a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Escrowed Property, or (ii) deposit the Escrowed property in the registry of a court of competent jurisdiction; PROVIDED, however, that notwithstanding the foregoing, the Escrow Agent may, but shall not be required to, institute legal proceedings of any kind.

     8. The Company and the Buyers, jointly and severally, agree to reimburse the Escrow Agent on demand for, and to indemnify and hold harmless the Escrow Agent from, against and with respect to, any and all loss, liability, damage, claim or expense (including, without limitation, attorneys' fees and costs) that the Escrow Agent may suffer or incur in connection with agreeing to these Escrow Instructions and the performance of its obligations hereunder or otherwise in connection therewith, except to the extent such loss, liability, damage, claim or expense arises from the gross negligence or willful misconduct of the Escrow Agent. Without in any way limiting the foregoing, the Escrow Agent shall be reimbursed for the reasonable cost of all legal fees and costs incurred by it in acting as the Escrow Agent hereunder, based on the normal hourly rates in effect at the time services are rendered. The Escrow Agent shall have the right at any time and from time from time to charge, and reimburse itself from, the Escrowed Property for all amounts to which it is entitled pursuant these Escrow Instructions.

     9. The Escrow Agent and any successor escrow agent may at any time resign as such by delivering the Escrowed Property to either (i) any successor escrow agent designated in writing by all the parties hereto (other than the Escrow Agent), or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the Escrowed Property as set forth in this Section 10, the Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by these Escrow Instructions.

     10. If the Escrow Agent requires any further instruments or instructions to effectuate these Escrow Instructions or obligations in respect hereof, the necessary parties hereto shall join in furnishing the same.

     11. The Escrow Agent shall have the right to represent any party hereto in any dispute between the parties hereto with respect to the Escrowed Property or otherwise.

     12. These Escrow Instructions shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. Nothing contained herein, express or implied, shall give to anyone, other than the parties hereto and their respective permitted successors and assigns, any benefit, or any legal or equitable right, remedy or claim, under or in respect of this Agreement or the escrow contemplated hereby.

     13. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           If to the Company, to:

                           Omni Nutraceuticals, Inc.
                           5310 Beethoven Street
                           Los Angeles, California 90066
                           Attention: President


                           If to Buyers, at the address set forth
                           on the signature pages to the Securities
                           Agreement

                           If to the Escrow Agent, to:

                           Transfer Online
                           227 S W Pine, Suite 300
                           Portland, Oregon  97204
                           Attention:  Lori Livingston

     14. These Escrow Instructions shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the conflicts of law doctrine of such state. All actions against the Escrow Agent arising under or relating to this Agreement shall be brought against the Escrow Agent exclusively in the appropriate court in the City of Los Angeles, State of California. Each of the parties hereto agrees to submit to personal jurisdiction and to waive any objection as to venue in the City of Los Angeles, State of California. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if mailed to such party as set forth in the immediately preceding paragraph.

     15. TO THE FULL EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THESE ESCROW INSTRUCTIONS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ESCROW AGENT ENTERING INTO THIS AGREEMENT.

     16. These Escrow Instructions may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     17. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto taken within context may require.

     18. The rights of the Escrow Agent contained herein, including without limitation the right to indemnification, shall survive the resignation of the Escrow Agent and the termination of the escrow contemplated hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused these Escrow Instructions to be duly executed as of the date first written above.

                                       OMNI NUTRACEUTICALS, INC.

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:



                                       BUYER:

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:



TRANSFER ONLINE



                                       By:
                                          ----------------------------
                                          Name:
                                          Title:


                                                                        Annex IV


                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT dated this ____ day of October , 2000 (this "Agreement"), between Omni Nutraceuticals, Inc., a Utah corporation, with principal executive offices located at 5310 Beethoven Street, Los Angeles, California 90066 (the "Company"), and the other signatories hereto (the "Initial Investors").

                               W I T N E S S E T H

     WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement dated as of a date even herewith, between the Initial Investors and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investors (i)3,000 shares of Series A Convertible Preferred Stock, $0.01 par value ("Preferred Stock") which, upon the terms and subject to the conditions set forth in the Articles of Amendment of the Articles of Incorporation of the Company designating the rights, preferences and limitations of the Series A Convertible Preferred Stock (the "Certificate of Designations") are convertible into shares of common stock, $0.01 par value, of the Company ("Common Stock") and (ii) warrants ("Warrants") to purchase 600,000 shares of Common Stock; and

     WHEREAS, to induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide with respect to the Common Stock issued or issuable upon conversion of the Preferred Stock and exercise of the Warrants certain registration rights under the Securities Act (as hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   DEFINITIONS.

     (a) As used in this Agreement, the following terms shall have the meanings:

          (i) "AFFILIATE" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

          (ii) "COMMISSION" means the Securities and Exchange Commission.

          (iii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

          (iv) "INVESTORS" means the Initial Investors and any transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 8 hereof.

          (v) "MARKET PRICE" on any date of determination means the closing bid price of a share of Common Stock on such day as reported on the Nasdaq National Market ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any NASDAQ member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be.

          (vi) "PERSON" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          (vii) "PROSPECTUS" means the prospectus (including" without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

          (viii) "REGISTRABLE SECURITIES" means the Common Stock issued or issuable (i) upon conversion of the Preferred Stock or (iii) upon exercise of the Warrants; PROVIDED, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

          (ix) "REGISTRATION STATEMENT" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

          (x) "RESTRICTED SECURITY" means any share of Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of the Warrants, except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Prospectus included in the Registration Statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

          (xi) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and, regulations of the Commission thereunder, or any similar successor statute.

          (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Securities Purchase Agreement.

          2.   REGISTRATION.

          (a) FILING AND EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall prepare and file with the Commission by not later than 30 days after the Closing Date (as defined in the Securities Purchase Agreement), a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 90 days after the Closing Date, assuming for purposes hereof a Conversion Price (as defined in the Certificate of Designations) of $0.75 per share. The Company shall not include any other securities in the Registration Statement relating to the offer and sale of the Registrable Securities. The Company shall notify the Initial Investors by written notice that such Registration Statement has been declared effective by the Commission within one business day of such declaration by the Commission.

          (b) REGISTRATION DEFAULT. If the Registration Statement covering the Registrable Securities or the Additional Registrable Securities (as defined in
Section 2 (d) hereof) required to be filed by the Company pursuant to Section 2(a) or 2(d) hereof, as the case may be, is not (i) filed with the Commission within 30 days after the Closing Date or (ii) declared effective by the Commission within 90 days after the Closing Date, or if the Commission notifies the Company that it will not review the Registration Statement and the Registration Statement is not declared effective not later than five business days thereafter (any of which, without duplication, an "Initial Date"), then the Company shall make the payments to the Initial Investors as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Initial Investors (pro rated on a daily basis) shall be determined as of each Computation Date, and such amount shall be equal to one percent (1%) (the "Liquidated Damage Rate") of the Purchase Price per share of Preferred Stock (as defined in the Securities Purchase Agreement) from the Initial Date to the first Computation Date in the event of late filing, and one percent (1%) of the purchase price per share of Preferred Stock for every thirty
(30) day period thereafter until the Registration Statement has been filed and in the event of late effectiveness, one percent (1%) of the purchase price per share of Preferred Stock for every thirty (30) day period thereafter until the Registration Statement has been declared effective. The full amount of liquidated damages shall be paid by the Company to the Initial Investors by wire transfer of immediately available funds within three days after each Computation Date. The Company may pay the liquidation damages in additional shares of Common Stock based upon the Market Price (so defined in the Certificate of Designations), as determined on the date of payment.

     As used in this Section 2 (b), "Computation Date" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

     Notwithstanding the above, if the Registration Statement covering the Additional Registrable Securities (as defined in Section 2(d) hereof) required to be filed by the Company pursuant to Section 2(d) hereof, is not filed with the Commission within 15 days after the Market Price for any five consecutive Trading Days (as defined in the Certificate of Designations) is $1.00 or less, the Company shall be in default of this Registration Rights Agreement.

     If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

     (c) ELIGIBILITY FOR USE OF FORM S-3. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

     (d) ADDITIONAL REGISTRATION STATEMENT. In the event the Market Price for any five consecutive Trading Days is $1.00 or less, the Company shall, to the extent required by the Securities Act (because the additional shares were not covered by the Registration Statement filed pursuant to Section 2(a)), as reasonably determined by the Initial Investors, file an additional Registration Statement with the Commission for such additional number of Registrable Securities as would be issuable upon conversion of the Preferred Stock (the "Additional Registrable Securities"), in addition to those previously registered, assuming a Conversion Price of $0.50 per share. The Company shall, to the extent required by the Securities Act, as reasonably determined by the Initial Investors, prepare and file with the Commission not later than the 15th day thereafter, a Registration Statement relating to the offer and sale of such Additional Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 60 days thereafter. The Company shall not include any other securities in the Registration Statement relating to the offer and sale of such additional Registrable Securities.

     (e) PIGGY-BACK REGISTRATIONS. (i) If the Company proposes to register any of its warrants, Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of common stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Initial Investors, which notice shall set forth such Initial Investors' rights under this Section 2(e) and shall offer the Initial Investors the opportunity to include in such registration statement such number of Registrable Securities as the Initial Investors may request. Upon the written request of an Initial Investors made within ten (10) days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Initial Investors), the Company will use its best efforts to effect the registration under the Securities Laws of all Registrable Securities that the Company has been so requested to register by the Initial Investors, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; PROVIDED, however, that (A) if such registration involves a public offering, the Initial Investors must sell their Registrable Securities to the underwriters selected as provided in Section 2(f) hereof on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Initial Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(e) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission.

     (ii) If a registration pursuant to this Section 2(e) involves a public offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, warrants or other shares of Common Stock that the Company and the Initial Investors intend to include in such registration exceeds the largest number of shares of Common Stock or warrants (including any other shares of Common Stock or warrants of the Company) that can be sold without having an adverse effect on such public offering (the "Maximum Offering Size"), the Company will include in such registration, only that number of shares of Common Stock or warrants, as applicable, such that the number of Registrable Securities registered does not exceed the Maximum Offering Size, with the difference between the number of shares in the Maximum Offering Size and the number of shares to be issued by the Company to be allocated (after including all shares to be issued and sold by the Company) among the Company and the Initial Investors pro rata on the basis of the relative number of Registrable

Securities offered for sale under such registration by each of the Company and the Initial Investors.

     If as a result of the proration provisions of this Section 2 (e)(ii), any Initial Investors is not entitled to include all such Registrable Securities in such registration, such Initial Investors may elect to withdraw its request to include any Registrable Securities in such registration. With respect to registrations pursuant to this Section 2(e), the number of securities required to satisfy any underwriters' over-allotment option shall be allocated pro rata among the Company and the Initial Investors on the basis of the relative number of securities otherwise to be included by each of them in the registration with respect to which such over-allotment option relates.

     (f) UNDERWRITTEN OFFERING. If the offering pursuant to a Registration Statement contemplated by Section 2(e) hereof involves an underwritten offering, the Investors who hold a majority-in-interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and, unless such selection is deemed, in good faith by the managing underwriter of the Company's underwritten offering to interfere with the offer, sale or distribution of the Company's securities, an investment banker (or bankers) and manager (or managers) to administer the offering of their Registrable Securities, subject to the consent of the Company (which consent shall not be unreasonably withheld). The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions of such investment banker (or bankers) and manager (or managers) so selected in accordance with this Section 2(f) with respect to their Registrable Securities.

     3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

     (a) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of two years (such period to be extended by a period equal to any change in the Mandatory Conversion Date (as defined in the Certificate of Designations) from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, capable of being transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3(a), the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed 20 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use, the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Investors with written notice of the termination of such suspension;

     (b) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement or are no longer Registrable Securities;

     (c)(i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose with regard to Holder ownership and the Plan of Distribution included therein and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

     (d)(i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Investors who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d),(B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

     (e) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

     (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g)(i) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

     (h) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investor may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (j) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

     (k) If required, make generally available to its security holders as soon as practicable (including, without limitation, by means of a filing with the Commission), but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

     (1) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

     (m) Enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take such other lawful and reasonable action to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, use its best efforts to cause the same to contain indemnification provisions and procedures substantially identical to those set forth in this Agreement;

     (n) (i) Make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Investors and other parties;

     (o) In connection with any underwritten offering, make such representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

     (p) In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings;

     (q) In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

     (r) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any; and

     (s) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

     4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least seven days prior to the first anticipated filing date of the Registration Statement, the Company shall promptly notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor and have no further obligations to the Non-Responsive Investor;

     (b) Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement;

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

     (d) Enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take such other lawful and reasonable action to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, use its best efforts to cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 6(b) of this Agreement.

     5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualification fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one firm of counsel to the holders of a majority in interest of the Registrable Securities (which fees and disbursements shall not exceed $7,500) shall be borne by the Company.

     6.   INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; PROVIDED, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

     (b) INDEMNIFICATION BY THE INVESTORS AND UNDERWRITERS. Each Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable

Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, or (y) the use by the Investor or the underwriter of an outdated or defective Prospectus after the Company has provided to such Investor or underwriter an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, (i) potentially differing interests between such parties in the conduct of the defense of such Claim, or (ii) if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party and which can not be presented by counsel to the Indemnifying Party, or
(z) the Indemnifying Party shall have
failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment or which subjects the Indemnified Party to any continuing obligations.

     (d) CONTRIBUTION. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 (d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of Section 6(d), in no event shall any (i) Investor be required to undertake liability to any person under Section 6(d) for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement; provided, however, in the event of fraud by the Investor (in the case of (i) above) or underwriter (in the case of (ii) above), there shall be no such dollar amount limitation.

     (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     7. RULE 144. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), until such time as the Registrable Securities may be sold pursuant to the provisions of Rule 144(k) or its equivalent, the Company agrees to use its best efforts to:

     (a)  comply with the provisions of paragraph (c) (1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

     8. ASSIGNMENT. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any permitted transferee of all or any portion of such securities (or all or any portion of any Preferred Stock or Warrant of the Company which is convertible into such securities) of Registrable Securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name, address, and, if applicable, social security or taxpayer identification number of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (e) the Company has received an opinion in form and substance reasonably satisfactory to the Company of counsel to the Holder reasonably acceptable to the Company to the effect that the proposed transfer of the Registrable Securities may be effected pursuant to available exemptions from the registration requirements of the Securities Act and applicable state securities laws.

     9. AMENDMENT AND WAIVER. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) , only with the written consent of the Company and Investors who hold a majority-interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon each Investor and the Company.

     10.  MISCELLANEOUS.

     (a) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

         (1)      if to the Company, to:

                  Omni Nutraceuticals, Inc.
                  5310 Beethoven Street
                  Los Angeles, California 90066
                  Attention: President

         (2) if to the Initial Investors, as set forth in the signature pages of the Securities Purchase Agreement.

         (3) if to any other Investor, at such address as such Investor shall have provided in writing to the Company.

The Company, the Initial Investors or any Investor may change the foregoing address by notice given pursuant to this Section 10(c).

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     (e) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provision, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (f) The Company shall not enter into any agreement with respect to its securities that constitutes a breach of any of the provisions hereof. Except as previously disclosed to the Investors, the Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto. The Company shall not file any registration statement after the date hereof for the resale of any of its securities at any time prior to the 30th day of the filing of the Registration Statement, nor shall the Company cause any registration statement for the resale of its securities to become effective prior to the 30th day after the date the Registration Statement is declared effective.

     (g) This Agreement, the Securities Purchase Agreement, the Certificate of Designations and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, the Securities Purchase Agreement, the Certificate of Designations and the Warrants supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

     (h) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (i) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (j) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (k) The Company acknowledges that any failure by the Company to perform its obligations under Section 3, or any delay in such performance could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct (but not any special, indirect or consequential) damages caused by such failure or delay.

     (l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       OMNI NUTRACEUTICALS, INC.



                                       By:
                                           --------------------------
                                           Name:
                                           Title:



                                       INVESTOR




                                       -------------------------------


                                       By:
                                           --------------------------
                                           Name:
                                           Title:

                                 RELEASE NOTICE

     The UNDERSIGNED, pursuant to the Joint Escrow Instructions, dated as of October ___, 2000, among Omni Nutraceuticals, Inc., the other signatories to the Securities Purchase Agreement (the "Buyers") and Transfer Online, as Escrow Agent (the "Escrow Instructions"); capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Instructions), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in Sections VIII and IX of the Securities Purchase Agreement have been satisfied. The Company hereby authorizes the release by the Escrow Agent of the Escrowed Certificates to the Buyers and hereby authorize the release by the Escrow Agent of the Escrowed Funds.

          The  Escrow Agent shall:

     (i) forward the Escrowed Certificates by overnight courier to Buyers' counsel on behalf of the Buyers, as follows:

                        Snow Becker Krauss P.C.
                        605 Third Avenue
                        New York, NY 10158-0125
                        Attention: Mark Orenstein, Esq.

     (ii) deduct from the Escrowed Funds and remit by wire transfer to Snow Becker Krauss P.C. $15,000 in payment of the fees and disbursements of Buyers' counsel:

                        Sterling National Bank & Trust Company
                        500 Seventh Avenue, 10th Floor New York, NY 10018 ABA# 026007773
                        For the Account of Snow Becker Krauss P.C.
                        Account 03-133423-01

     (iii) deduct from the Escrowed Funds and remit by wire transfer to the account of Astor Capital, Inc. the amount of $150,000, as follows:

                         Bank of America
                         Beverly Hills Main Branch
                         400 North Beverly Drive
                         Beverly Hills, CA  90210
                         ABA#: 131-000-350
                         Account Name: Astor Capital, Inc,.
                         Account #: 02452-08600

     (iv) deduct from the Escrowed Funds and remit by wire transfer to the account of R. Lindsey Duncan the amount of $40,000, as follows:

                          Wells Fargo Bank
                          1012 Swarthmore Drive
                          Pacific Palisades, CA 90272
                          ABA #: 121000248
                          Account #: 0375757531
                          Account Name: R. Lindsey Duncan and Cheryl Duncan

     (v) deduct from the Escrowed Funds and remit by wire transfer to the account of Satterlee Stephens Burke & Burke LLP the amount of $69,842.88, as follows:

                          Chase Manhattan Bank

                          380 Madison Avenue, NY, NY 10017
                          ABA#: 021000021
                          Account #:  006-977766
                          Account Name: Satterlee Stephens Burke & Burke LLP -
                                        IOLA Account
                          Attention: Doris Graves
                          Client Number: 100869

     (vi) transfer the balance of the Escrowed Funds by wire transfer to the Company's account as follows:

                          LaSalle Bank National Association
>                         Chicago, IL 60603
>                         ABA #071000505
>                         Account #5800174491
>                         Beneficiary:  Omni Nutraceuticals

     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this _____ day of October 2000.


                                       OMNI NUTRACEUTICALS, INC.

                                       By:
                                            ----------------------------
                                            Name:
                                            Title:

                                       BUYER:

                                       By:
                                            ----------------------------
                                            Name:
                                            Title:

                         INSTRUCTIONS TO TRANSFER AGENT
                            Omni Nutraceuticals, Inc.

October __, 2000

American Securities Transfer and Trust, Inc.
12039 West Alameida Parkway
Lakewood, Colorado  80228
Attn:

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement and all Exhibits thereto (the "Agreement") dated as of October __, 2000, between the Buyers named therein ("Buyers") and Omni Nutraceuticals, Inc. (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Buyers have agreed to purchase from the Company, and the Company has agreed to sell to the Buyers, (i) 3,000 shares of Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the "Preferred Stock"), and (ii) warrants to purchase 600,000 shares of Common Stock (the "Warrants"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Buyers (or a permitted assignee) pursuant to the Agreement upon conversion of the Preferred Stock or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.   ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

     Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Buyers (i) upon exercise of the Warrants and (ii) upon conversion of the Preferred Stock. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective and provide the Transfer Agent with a copy of the registration statement. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Buyers certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Buyers or its counsel or any other party (other than as described in such paragraphs).

(a) In the event the Company files a Form S-3 or Form S-1, S-2 or SB-2 registration statement and such registration statement is declared effective by the Securities and Exchange Commission in connection with any such event, each Buyer (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Buyer has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (ii) the Buyer confirms to the transfer agent that the Buyer has complied with the prospectus delivery requirement.

(b) In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Securities and Exchange Commission or is withdrawn, the Buyer, or its permitted assignee, or either of their brokers confirms to the Transfer Agent, the Company and its counsel, that (i) the Buyer has beneficially owned the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Buyer (or the Trading Day immediately following if such date is not a Trading Day), the Buyer will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or
(b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), (iii) the Buyer and its broker each has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act and (iv) the Transfer Agent receives an opinion from counsel to the Company that such transfer is permissible.

Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (718) 921-8206.

2.   MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

In connection with any conversion of Preferred Stock or exercise of a Warrant pursuant to which the Buyer acquires Common Stock under the Agreement, the Transfer Agent shall deliver to the Buyer, certificates representing Common Stock (with or without the Legend, as appropriate) immediately upon request of the Company, and, if the Transfer Agent is able to deliver such Common Stock to the Buyer's account pursuant to the DWAC system of the Depository Trust Company, the Transfer Agent shall make delivery pursuant to such system and provide the Buyer with confirmation thereof in lieu of such Common Stock certificates.

3.   FEES OF TRANSFER AGENT; INDEMNIFICATION

The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.   THIRD PARTY BENEFICIARY

The Company and the Transfer Agent acknowledge and agree that each Buyer is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

                                       Omni Nutraceuticals, Inc.


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:


AGREED:
AMERICAN SECURITIES TRANSFER
    AND TRUST, INC.

By:
   --------------------------
Name:
Title: